SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Xtrackers California Municipal Bond ETF (CA)
Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)
Xtrackers US 0-1 Year Treasury ETF (TRSY)

Effective January 1, 2025, the following information replaces similar disclosure under the “WHO MANAGES AND OVERSEES THE FUND(S)” heading of the “FUND DETAILS” section of each fund’s prospectus.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In particular, the Advisor may use the portfolio management and other related services of a non-US affiliate of the Advisor, and may provide services to the fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, US registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Please Retain This Supplement for Future Reference
December 20, 2024
PROSTKR24-90